UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Patriot Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43292	98-1903814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, 100 Matsonford Road, Suite 210, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PTACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PTAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2026, Patriot Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 16,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The underwriters were granted a 45-day option to purchase up to an additional 2,400,000 units offered by the Company to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-294090) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 6, 2026 (the “Registration Statement”):

●	An Underwriting Agreement, dated May 14, 2026, by and between the Company and Keefe, Bruyette & Woods, Inc. (“KBW”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated May 14, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 14, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 14, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated May 14, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Patriot Sponsor LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated May 14, 2026 (the “KBW Private Placement Warrants Purchase Agreement”), by and between the Company and KBW, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 14, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated May 14, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated May 14, 2026, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Securities Transfer Agreement, dated May 14, 2026, between the Company, the Sponsor, and the directors of the Company, a form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the KBW Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,200,000 Warrants (the “Private Placement Warrants”) (or 5,320,000 Private Placement Warrants if KBW’s over-allotment option is exercised in full) to the Sponsor and KBW, the representative of the underwriters, at a price of $1.00 per Private Placement Warrant. The Private Placement Warrants (and underlying securities) are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2026, in connection with the IPO, James Barresi, Robert Jones, Michael Taff and Joseph V. Topper, Jr. (collectively with Thomas Cestare and Jack Kopnisky, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Messrs. Barresi, Jones, Taff and Topper are independent directors (the “Independent Directors”). Effective May 12, 2026, each of Robert Jones, Michael Taff and Joseph V. Topper, Jr. was appointed to the Board’s Audit Committee, with Mr. Taff serving as chair of the Audit Committee. Each of Robert Jones, Michael Taff and Joseph V. Topper, Jr. was appointed to the Board’s Compensation Committee, with Mr. Jones serving as chair of the Compensation Committee.

The Board is comprised of three classes. The term of office of the first class of Directors, which consists of Messrs. Jones and Barresi, will expire at the Company’s first annual general meeting of shareholders. The term of office of the second class of Directors, which consists of Messrs. Taff and Cestare, will expire at the Company’s second annual general meeting of shareholders. The term of office of the third class of Directors, which consists of Messrs. Kopnisky and Topper, will expire at the Company’s third annual general meeting of shareholders.

On May 14, 2026, the Company entered into Indemnity Agreements, a Letter Agreement and a Registration Rights Agreement with each of the Directors of the Company. The Indemnity Agreements require the Company to indemnify each of the Directors to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Letter Agreement locks up the Directors and officers from selling their securities in the Company, requires the Directors and officers to vote in favor of a proposed business combination and outlines the procedures if the Company fails to complete a business combination in the required timeframe. The Registration Rights Agreement outlines the registration rights with regard to the equity securities of the Company, including demand registration and piggyback registration rights. The foregoing summaries of the Indemnity Agreements, Letter Agreement and Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Indemnity agreement, Letter Agreement, and Registration Rights Agreement which are filed as Exhibit 10.7, Exhibit 10.5 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Substantially concurrently with the effectiveness of the Registration Statement and closing of the IPO, the Sponsor intends to transfer to each of the Independent Directors 25,000 Class B ordinary shares and to each of Messrs. Kopnisky and Cestare 200,000 and 100,000 Class B ordinary shares, respectively, at the same price as originally paid by the Sponsor for such shares, approximately $0.00434 per share, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated May 14, 2026 by and among the Company, the Directors and the Sponsor.

There has been no transaction, nor is there any currently proposed transaction, that requires disclosure under Item 404(a) of Regulation S-K in connection with the appointment of Mr. Barresi to the Board except as follows. Squire Patton Boggs (US) LLP serves as outside counsel for various Company matters. The Company expects to pay approximately $350,000 in 2026 for legal services rendered to the Company.

Other than as set forth in Item 1.01, the Registration Statement and above, none of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On May 14, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on May 14, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $160,800,000 of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes $6,400,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or by such earlier liquidation date as the Company’s Board may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On May 15, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 14, 2026, by and between the Company and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated May 14, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, May 14, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated May 14, 2026, by and among the Company and certain security holders.
10.3	Sponsor Private Placement Warrants Purchase Agreement, dated May 14, 2026, by and between the Company and the Sponsor.
10.4	KBW Private Placement Warrants Purchase Agreement, dated May 14, 2026, by and between the Company and KBW.
10.5	Letter Agreement, dated May 14, 2026, by and among the Company, its officers, directors, and the Sponsor.
10.6	Administrative Services Agreement, dated May 14, 2026, by and between the Company and the Sponsor.
10.7	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333-294090), filed by the Company on March 6, 2026).
10.8	Securities Transfer Agreement, dated May 14, 2026, between the Company, the Sponsor, and the directors of the Company.
99.1	Pricing Press Release, dated May 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATRIOT ACQUISITION CORP.

Date: May 18, 2026

	By:	/s/ Jack Kopnisky
	Name:	Jack Kopnisky
	Title:	Chief Executive Officer

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